UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2013

LIFE PARTNERS HOLDINGS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Commission File No. 0-7900

Texas	74-2962475
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

204 Woodhew Waco, Texas	73712
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 254-751-7797

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01. Other Events

On May 20, 2013, Life Partners Holdings, Inc. (“we”) issued a press release announcing that our annual meeting of shareholders would be held on Monday, August 5, 2013, for shareholders of record as of June 6, 2013. We expect to mail our annual report and proxy statement to shareholders on or about June 26, 2013.

The press release is furnished as an exhibit and is posted on our website (www.lphi.com).

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description
99.1	Press release dated May 20, 2013, announcing annual meeting dates.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 21, 2013	Life Partners Holdings, Inc.

	By:	/s/ Colette Pieper
Colette Pieper Principal Financial Officer

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EXHIBIT INDEX

Number	Description	Page
99.1	Press release dated May 20, 2013, announcing annual meeting dates	4

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